FINANCIAL RISK MANAGEMENT	12 Months Ended
Mar. 31, 2021
Disclosure of notes and other explanatory information [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Due to the nature of the activities that the Company carries out and as a result of holding financial instruments, the Company is exposed to credit risk, liquidity risk and market risk, including foreign currency risk and interest rate risk. The Company’s exposure to credit risk, liquidity risk and market risk is managed within risk management parameters documented in corporate policies. These risk management parameters remain unchanged since the previous period, unless otherwise indicated.

Credit risk
Credit risk is defined as the Company’s exposure to a financial loss if a debtor fails to meet its obligations in accordance with the terms and conditions of its arrangements with the Company. The Company is exposed to credit risk on its accounts receivable and certain other assets through its normal commercial activities. The Company is also exposed to credit risk through its normal treasury activities on its cash and cash equivalents and derivative financial assets. Credit risks arising from the Company’s normal commercial activities are managed with regards to customer credit risk.

The Company’s customers are mainly established companies, some of which have publicly available credit ratings, as well as government agencies, which facilitates risk assessment and monitoring. In addition, the Company typically receives substantial non-refundable advance payments for contracts with customers. The Company closely monitors its exposure to major airline companies in order to mitigate its risk to the extent possible. Furthermore, the Company’s trade receivables are not concentrated with specific customers but are held with a wide range of commercial and government organizations. As well, the Company’s credit exposure is further reduced by the sale of certain of its accounts receivable to third-party financial institutions for cash consideration on a limited recourse basis (receivable purchase program). The Company does not hold any collateral as security. The credit risk on cash and cash equivalents is mitigated by the fact that they are mainly in place with a diverse group of major North American and European financial institutions.

The Company is exposed to credit risk in the event of non-performance by counterparties to its derivative financial instruments. The Company uses several measures to minimize this exposure. First, the Company enters into contracts with counterparties that are of high credit quality. The Company signed International Swaps & Derivatives Association, Inc. (ISDA) Master Agreements with all the counterparties with whom it trades derivative financial instruments. These agreements make it possible to offset when a contracting party defaults on the agreement, for each of the transactions covered by the agreement and in force at the time of default. Also, collateral or other security to support derivative financial instruments subject to credit risk can be requested by the Company or its counterparties (or both parties, if need be) when the net balance of gains and losses on each transaction exceeds a threshold defined in the ISDA Master Agreement. Finally, the Company monitors the credit standing of counterparties on a regular basis to help minimize credit risk exposure.

The carrying amounts presented in Note 12 and Note 31 represent the maximum exposure to credit risk for each respective financial asset as at the relevant dates.

As at March 31, 2021, exposure to credit risk and credit loss allowances for accounts receivable and contract assets by segments are as follows:

	Civil Aviation Training Solutions	Defence and Security	Healthcare	Amounts not allocated to a segment	Total
Gross accounts receivable	$297.1	$178.3	$62.4	$15.2	$553.0
Gross contract assets	53.6	406.1	2.2	—	461.9
Total	$350.7	$584.4	$64.6	$15.2	$1,014.9
Credit loss allowances	$(32.8)	$(0.2)	$(1.4)	$—	$(34.4)
As a %	9.4%	—%	2.2%	—%	3.4%
Liquidity risk
Liquidity risk is defined as the potential risk that the Company cannot meet its cash obligations as they become due.

The Company manages this risk by establishing cash forecasts, as well as long-term operating and strategic plans. The management of consolidated liquidity requires a regular monitoring of expected cash inflows and outflows which is achieved through a forecast of the Company’s consolidated liquidity position, for efficient use of cash resources. Liquidity adequacy is assessed in view of seasonal needs, stress-test results, growth requirements and capital expenditures, and the maturity profile of indebtedness, including availability of credit facilities, working capital requirements, compliance with financial covenants and the funding of financial commitments. The Company manages its liquidity risk to maintain sufficient liquid financial resources to fund its operations and meet its commitments and obligations. The Company also regularly monitors any financing opportunities to optimize its capital structure and maintain appropriate financial flexibility.

In managing its liquidity risk, the Company has access to revolving credit facilities of $500.0 million and US$850.0 million (2020 ⁃ US$850.0 million). As well, the Company has agreements to sell interests in certain of its accounts receivable (receivable purchase program). On May 19, 2020, the Company concluded an agreement to increase the limit of its receivable purchase program from US$300.0 million to US$400.0 million. As at March 31, 2021, the carrying amount of the original accounts receivable sold to a financial institution pursuant to the receivable purchase program totaled a Canadian dollar equivalent of $298.8 million (2020 ⁃ $333.1 million) of which $26.4 million (2020 – $38.8 million), corresponding to the extent of the Company’s continuing involvement, remains in accounts receivable with a corresponding liability included in accounts payable and accrued liabilities.

The following tables present a maturity analysis based on contractual maturity date of the Company’s financial liabilities, excluding liabilities for subscription receipts, based on expected cash flows. Cash flows from derivatives presented either as derivative assets or liabilities have been included, as the Company manages its derivative contracts on a gross basis. The amounts are the contractual undiscounted cash flows. All amounts contractually denominated in foreign currency are presented in Canadian dollar equivalent amounts using the period-end spot rate except as otherwise stated:

				Between	Between	Between	Between
	Carrying	Contractual	Less than	1 and	2 and	3 and	4 and	More than
As at March 31, 2021	amount	cash flows	1 year	2 years	3 years	4 years	5 years	5 years
Non-derivative financial liabilities
Accounts payable and accrued liabilities (1)	$674.9	$674.9	$674.9	$—	$—	$—	$—	$—
Total long-term debt (2)	2,358.0	2,954.5	291.4	238.1	230.0	320.0	151.7	1,723.3
Other non-current liabilities (3)	185.4	376.3	—	29.3	41.0	31.1	30.7	244.2
	$3,218.3	$4,005.7	$966.3	$267.4	$271.0	$351.1	$182.4	$1,967.5
Net derivative financial
liabilities (assets)
Forward foreign currency contracts (4)	$(24.0)
Outflow		$2,449.7	2,157.6	233.0	49.8	9.3	—	—
Inflow		(2,475.3)	(2,175.6)	(238.8)	(51.3)	(9.6)	—	—
Foreign currency and
interest rate swap agreements	(5.1)	(3.9)	(1.2)	(1.2)	(0.9)	(0.3)	(0.2)	(0.1)
Equity swap agreements	0.6	0.6	0.6	—	—	—	—	—
	$(28.5)	$(28.9)	$(18.6)	$(7.0)	$(2.4)	$(0.6)	$(0.2)	$(0.1)
	$3,189.8	$3,976.8	$947.7	$260.4	$268.6	$350.5	$182.2	$1,967.4

				Between	Between	Between	Between
	Carrying	Contractual	Less than	1 and	2 and	3 and	4 and	More than
As at March 31, 2020	amount	cash flows	1 year	2 years	3 years	4 years	5 years	5 years
Non-derivative financial liabilities
Accounts payable and accrued liabilities (1)	$709.1	$709.1	$709.1	$—	$—	$—	$—	$—
Total long-term debt (2)	3,305.2	4,319.8	296.5	555.1	564.8	383.4	340.1	2,179.9
Other non-current liabilities (3)	182.0	397.8	0.7	49.8	31.2	32.1	32.4	251.6
	$4,196.3	$5,426.7	$1,006.3	$604.9	$596.0	$415.5	$372.5	$2,431.5
Net derivative financial
liabilities (assets)
Forward foreign currency contracts (4)	$38.8
Outflow		$1,862.5	$1,636.1	$171.0	$42.4	$9.2	$3.8	$—
Inflow		(1,822.8)	(1,606.6)	(164.8)	(39.4)	(8.5)	(3.5)	—
Foreign currency and
interest rate swap agreements	0.3	(6.3)	7.8	(4.0)	(3.9)	(3.0)	(2.2)	(1.0)
Equity swap agreements	55.5	55.5	55.5	—	—	—	—	—
	$94.6	$88.9	$92.8	$2.2	$(0.9)	$(2.3)	$(1.9)	$(1.0)
	$4,290.9	$5,515.6	$1,099.1	$607.1	$595.1	$413.2	$370.6	$2,430.5
(1) Includes trade accounts payable, accrued liabilities, interest payable and certain payroll-related liabilities.
(2) Contractual cash flows include contractual interest and principal payments related to debt obligations and excludes transaction costs.
(3) Includes non-current royalty obligations and other non-current liabilities.
(4) Outflows and inflows are presented in Canadian dollar equivalent using the contractual forward foreign currency rate.

Market risk
Market risk is defined as the Company’s exposure to a gain or a loss in the value of its financial instruments as a result of changes in market prices, whether those changes are caused by factors specific to the individual financial instruments or its issuer, or factors affecting all similar financial instruments traded in the market. The Company is mainly exposed to foreign currency risk and interest rate risk.

Derivative instruments are utilized by the Company to manage market risk against the volatility in foreign exchange rates, interest rates and share-based payments in order to minimize their impact on the Company’s results and financial position. The Company’s policy is not to utilize any derivative financial instruments for trading or speculative purposes.

Foreign currency risk
Foreign currency risk is defined as the Company’s exposure to a gain or a loss in the value of its financial instruments as a result of fluctuations in foreign exchange rates. The Company is exposed to foreign exchange rate variability primarily in relation to certain sale commitments, expected purchase transactions and debt denominated in a foreign currency, as well as on the net investment from its foreign operations which have functional currencies other than the Canadian dollar (in particular the U.S. dollar (USD), Euro (€ or EUR) and British pound (GBP or £). In addition, these operations have exposures to foreign exchange rates primarily through cash and cash equivalents and other working capital accounts denominated in currencies other than their functional currencies.

The Company mitigates foreign currency risks by having its foreign operations transact in their functional currency for material procurement, sale contracts and financing activities.

The Company uses forward foreign currency contracts and foreign currency swap agreements to manage the Company’s exposure from transactions in foreign currencies. These transactions include forecasted transactions and firm commitments denominated in foreign currencies, including firm commitments to acquire a business in a business combination such as the L3Harris Military Training acquisition (Note 5).
The forward foreign currency contracts outstanding are as follows:

(amounts in millions, except average rate)			2021			2020
	Notional		Average	Notional		Average
Currencies (sold/bought)	amount	(1)	rate	amount	(1)	rate
USD/CDN
Less than 1 year	$530.9		0.77	$833.7		0.74
Between 1 and 3 years	127.4		0.77	176.4		0.76
Between 3 and 5 years	20.5		0.78	13.0		0.77
EUR/CDN
Less than 1 year	88.4		1.54	180.5		0.64
Between 1 and 3 years	95.2		1.57	12.3		0.60
GBP/CDN
Less than 1 year	52.7		0.57	71.5		0.59
Between 1 and 3 years	11.5		0.58	0.2		0.60
CDN/USD
Less than 1 year	1,224.7		1.27	289.7		1.36
Between 1 and 3 years	31.0		1.37	23.7		1.32
Other currencies
Less than 1 year	260.8		n.a.	247.5		n.a.
Between 1 and 3 years	1.5		n.a.	0.8		n.a.
Between 3 and 5 years	5.0		n.a.	13.2		n.a.
Total	$2,449.6			$1,862.5
(1) Exchange rates as at the end of the respective periods were used to translate amounts in foreign currencies.

The Company’s foreign currency hedging programs are typically unaffected by changes in market conditions, as related derivative financial instruments are generally held until their maturity, consistent with the objective to fix currency rates on the hedged item.

Foreign currency risk sensitivity analysis
The following table presents the Company’s exposure to foreign currency risk of financial instruments and the pre-tax effects on net income and OCI as a result of a reasonably possible strengthening of 5% in the relevant foreign currency against the Canadian dollar as at March 31. This analysis assumes all other variables remain constant.

	USD		€		GBP
	Net income	OCI	Net income	OCI	Net income	OCI
2021	$7.9	$28.9	$4.6	$(3.8)	$(0.5)	$(0.7)
2020	4.8	(19.6)	(0.5)	(3.1)	0.2	(0.4)
A weakening of 5% in the relevant foreign currency against the Canadian dollar would have an opposite impact on pre-tax income and OCI.

Interest rate risk
Interest rate risk is defined as the Company’s exposure to a gain or a loss to the value of its financial instruments as a result of fluctuations in interest rates. The Company bears some interest rate fluctuation risk on its floating rate long-term debt and some fair value risk on its fixed interest long-term debt. The Company mainly manages interest rate risk by fixing project-specific floating rate debt in order to reduce cash flow variability. The Company has floating rate debts through its revolving credit facilities and other-specific floating rate debts. A mix of fixed and floating interest rate debt is sought to reduce the net impact of fluctuating interest rates. Derivative financial instruments used to manage interest rate exposures are mainly interest rate swap agreements. As at March 31, 2021, 94% (2020 – 74%) of the long-term debt bears fixed interest rates.

The Company’s interest rate hedging programs are typically unaffected by changes in market conditions, as related derivative financial instruments are generally held until their maturity to establish asset and liability management matching, consistent with the objective to reduce risks arising from interest rate movements.

Interest rate risk sensitivity analysis
During the year ended March 31, 2021, a 1% increase in interest rates would decrease the Company’s net income by $1.7 million (2020 – $5.7 million) and would have no impact on the Company’s OCI (2020 – nil) assuming all other variables remained constant. A 1% decrease in interest rates would have an opposite impact on net income.

Hedge of share-based payments expense
The Company has entered into equity swap agreements with major Canadian financial institutions to reduce its exposure to fluctuations in its share price relating to the deferred share units (DSU) plans, restricted share units (RSU) plans and the performance share units (PSU) plan. Pursuant to the agreement, the Company receives the economic benefit of dividends and share price appreciation while providing payments to the financial institutions for the institution’s cost of funds and any share price depreciation. The net effect of the equity swap agreements partly offset movements in the Company’s share price impacting the cost of the DSU, RSU and PSU plans. As at March 31, 2021, the equity swap agreements covered 2,500,000 common shares (2020 – 2,800,000) of the Company.

Hedge of net investments in foreign operations
As at March 31, 2021, the Company has designated a portion of its unsecured senior notes and term loans totaling US$862.8 million (2020 – US$862.8 million) and a portion of its lease liabilities totaling US$23.9 million (2020 – US$48.1 million) as a hedge of its net investments in U.S. entities. Gains or losses on the translation of the designated portion of these USD long-term debts are recognized in OCI to offset any foreign exchange gains or losses on translation of the financial statements of those U.S. entities.
Letters of credit and guarantees
As at March 31, 2021, the Company had outstanding letters of credit and performance guarantees in the amount of $196.2 million (2020 – $189.6 million) issued in the normal course of business. These guarantees are issued under the revolving credit facilities and the Performance Securities Guarantee (PSG).

The advance payment guarantees are related to progress/milestone payments made by the Company’s customers and are reduced or eliminated upon delivery of the product. The contract performance guarantees are linked to the completion of the intended product or service rendered by the Company and to the customer’s requirements. The customer releases the Company from these guarantees at the signing of a certificate of completion. The letter of credit for the lease obligation provides credit support for the benefit of the owner participant on a sale and leaseback transaction and varies according to the payment schedule of the lease agreement.

	2021	2020
Advance payments	$41.0	$36.0
Contract performance	46.4	44.0
Lease obligations	30.1	37.1
Financial obligations	70.3	63.0
Other	8.4	9.5
	$196.2	$189.6

Indemnifications
In certain instances when the Company sells businesses, it may retain certain liabilities for known exposures and provide indemnification to the buyer with respect to future claims for certain unknown liabilities that exist, or arise from events occurring, prior to the sale date, including liabilities for taxes, legal matters, environmental exposures, product liability, and other obligations. The terms of the indemnifications vary in duration, from one to two years for certain types of indemnities, terms for tax indemnifications that are generally aligned to the applicable statute of limitations for the jurisdiction in which the divestiture occurred, and terms for environmental liabilities that typically do not expire. The maximum potential future payments that the Company could be required to make under these indemnifications are either contractually limited to a specified amount or unlimited.

The Company believes that other than the liabilities already accrued, the maximum potential future payments that it could be required to make under these indemnifications are not determinable at this time, as any future payments would be dependent on the type and extent of the related claims, and all available defences, which cannot be estimated. However, historically, costs incurred to settle claims related to these indemnifications have not been material to the Company’s consolidated financial position, net income or cash flows.